UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 8, 2011

Discovery Communications, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34177	35-2333914
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Discovery Place Silver Spring, Maryland		20910
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: 240-662-2000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 8, 2011, Discovery Communications, LLC (the “Borrower”), Discovery Communications, Inc., as guarantor (the “Guarantor”), the lenders party thereto (the “Lenders”) and Bank of America, N.A., as administrative agent (the “Administrative Agent”) entered into Amendment No. 1 (the “Amendment”) to the Credit Agreement (the “Credit Agreement”), dated as of October 13, 2010, among the Borrower, the Guarantor, the Lenders and the Administrative Agent.

Pursuant to the Amendment, the Lenders agreed to the following modified terms in respect of the Credit Agreement:

•

the Applicable Rate (as defined in the Credit Agreement) for eurocurrency rate loans and letter of credit fees were each decreased and will now range from 75 basis points to 145 basis points based on the Borrower’s credit ratings from time to time;

•	the Applicable Rate for base rate loans and swing line loans was decreased and will now range from 0 basis points to 45 basis points based on the Borrower’s credit ratings from time to time;

•

the facility fee was reduced and the Borrower will now be required to pay the Lenders a facility fee equal to the Applicable Rate, which will range from 12.5 basis points to 30 basis points based on the Borrower’s credit ratings from time to time, times the actual daily amount of the Lender’s aggregate commitments under the senior credit facility, regardless of usage; and

•	the maturity date of the senior credit facility was extended from October 11, 2013 to October 12, 2015.

In connection with entering into the Amendment, the Borrower paid certain consent fees to the Lenders and certain arrangement fees to the arrangers of the Amendment.

The foregoing description of the Amendment is a summary only and is qualified in its entirety by reference to the full text of (i) the Amendment, which is filed herewith as Exhibit 4.1 and is incorporated herein by reference and (ii) the Credit Agreement, which is filed as Exhibit 4.1 to the Guarantor’s Current Report on Form 8-K filed on October 15, 2010.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

4.1	Amendment No. 1, dated as of August 8, 2011, to the Credit Agreement, dated as of October 13, 2010, among Discovery Communications, LLC, as borrower, Discovery Communications, Inc., as guarantor, the lenders party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2011	DISCOVERY COMMUNICATIONS, INC.

	By:	/s/ Bradley E. Singer
	Name:	Bradley E. Singer
	Title:	Senior Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

4.1	Amendment No. 1, dated as of August 8, 2011, to the Credit Agreement, dated as of October 13, 2010, among Discovery Communications, LLC, as borrower, Discovery Communications, Inc., as guarantor, the lenders party thereto, and Bank of America, N.A., as Administrative Agent, Swing Line Lender and L/C Issuer.